UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2008

CIT EQUIPMENT COLLATERAL 2008-VT1
(Exact name of issuing entity as specified in its charter)
Commission File Number: 333-122288-05

CIT FUNDING COMPANY, LLC
(Exact name of depositor as specified in its charter)
Commission File Number: 000-30501

Delaware	26-6369346

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey	07039

(Address of principal executive offices)	(Zip Code)

Depositor’s telephone number, including area code (973) 740-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

                         CIT Funding Company, LLC (the “Depositor”) has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-122288).

                         On May 14, 2008 (the “Closing Date”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.3 (the “Pooling and Servicing Agreement”), the Depositor caused CIT Equipment Collateral 2008-VT1 (the “Issuing Entity”) to issue $197,000,000 in aggregate principal amount of 2.82620% Receivable-Backed Class A-1 Notes, $105,000,000 in aggregate principal amount of 4.76000% Receivable-Backed Class A-2A Notes, $47,000,000 in aggregate principal amount of Floating Rate Receivable-Backed Class A-2B Notes, $199,035,000 in aggregate principal amount of 6.59000% Receivable-Backed Class A-3 Notes, $18,676,000 in aggregate principal amount of 6.51000% Receivable-Backed Class B Notes, $26,636,000 in aggregate principal amount of 7.00000% Receivable-Backed Class C Notes, and $18,982,039 in aggregate principal amount of 7.48000% Receivable-Backed Class D Notes (the “Notes”).

                         This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance and the sale of the Notes.

                         The Notes represent obligations of the Issuing Entity. The Issuing Entity was created pursuant to a Trust Agreement, dated November 9, 2007, as amended and restated by the Amended and Restated Trust Agreement attached hereto as Exhibit 4.2.

                         The Notes were issued pursuant to an Indenture, attached hereto as Exhibit 4.1, dated April 1, 2008, among the Issuing Entity and Manufacturers and Traders Trust Company, as indenture trustee.

                         The primary assets of the Issuing Entity are a pool of contracts, including certain equipment leases and financing agreements (the “Contracts”), a security interest in the underlying contracts and other property relating to the Contracts, which were transferred to the Issuing Entity on the Closing Date pursuant to the Pooling and Servicing Agreement.

                         As of the Closing Date, the Contracts had the characteristics described in the Prospectus dated May 6, 2008, the Preliminary Prospectus Supplement previously filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(2) of the Act on May 7, 2008, and the Prospectus Supplement dated May 9, 2008, as supplemented by the Supplement dated May 13, 2008, previously filed with the Commission on May 14, 2008 pursuant to Rule 424(b)(5) of the Act.

                         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

          The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 9, 2008, among CIT Funding Company, LLC, CIT Financial USA, Inc., and J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters.

4.1	Indenture, dated April 1, 2008, between CIT Equipment Collateral 2008-VT1 and Manufacturers and Traders Trust Company, as Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated April 1, 2008, between CIT Funding Company, LLC, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee.

4.3	Pooling and Servicing Agreement, dated April 1, 2008, among CIT Equipment Collateral 2008-VT1, as Trust, CIT Funding Company, LLC, as Depositor, and CIT Financial USA, Inc., as Servicer.

10.1

Administration Agreement, dated April 1, 2008, among CIT Equipment Collateral 2008-VT1, as Issuer, CIT Financial USA, Inc., as Administrator, CIT Funding Company, LLC, as Depositor, and Manufacturers and Traders Trust Company, as Indenture Trustee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Funding Company, LLC

(Depositor)

Date: May 16, 2008	By:	/s/ Usama F. Ashraf
(Signature)

Name: Usama F. Ashraf
Title: Senior Vice President and Assistant Treasurer